UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

Cencora, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-6671

Delaware	23-3079390
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1 West First Avenue Conshohocken PA	19428-1800
(Address of principal executive offices)	(Zip Code)

(610) 727-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	COR	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 22, 2024, Cencora, Inc. (the “Company”) entered into a share repurchase agreement (the “Share Repurchase Agreement”) with Walgreens Boots Alliance Holdings LLC (the “Selling Stockholder”), pursuant to which the Company agreed to repurchase 1,859,390 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), directly from the Selling Stockholder (the “Repurchase”) at a price per share of $215.1244. The Repurchase was consummated on May 24, 2024. The aggregate price paid by the Company in the Repurchase was approximately $400 million. The Repurchase was made under the Company’s share repurchase programs and the repurchased shares will be held in treasury.

After giving effect to the impact of the Repurchase, the Selling Stockholder owns 24,418,171 shares of Common Stock, which represents approximately 12% of the 196,928,527 total outstanding shares of Common Stock of the Company (based on 198,787,917 shares of Common Stock outstanding as of May 22, 2024, less the 1,859,390 shares of Common Stock repurchased in the Repurchase).

The foregoing description of the Share Repurchase Agreement is qualified in its entirety by reference to the full text of the Share Repurchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On May 22, 2024, the Company issued a press release announcing the Repurchase described under Item 1.01 of this Current Report on Form 8-K and raising its fiscal year 2024 adjusted diluted earnings per share guidance. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Share Repurchase Agreement, dated as of May 22, 2024, by and between Cencora, Inc. and Walgreens Boots Alliance Holdings LLC.
99.1	News Release of Cencora, Inc., dated May 22, 2024.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cencora, Inc.

May 24, 2024	By:	/s/ James F. Cleary
Name: James F. Cleary
Title: Executive Vice President and Chief Financial Officer